STATEMENT OF ADDITIONAL INFORMATION

Federated Mortgage Fund

A Portfolio of Federated Total Return Series, Inc.

INSTITUTIONAL SHARES

INSTITUTIONAL SERVICE SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated Mortgage Fund (Fund), dated November 30, 1999. Obtain the prospectuses and the Annual Report's Management Discussion and Analysis without charge by calling 1- 800-341-7400.


NOVEMBER 30, 1999

(Revised December 2, 1999)



 [Graphic]
 Federated

 World-Class Investment Manager
 Federated Mortgage Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

G01922-03 (11/99)

[Graphic]

CONTENTS

How is the Fund Organized?  1

Securities in Which the Fund Invests  1

What Do Shares Cost?  7

How is the Fund Sold?  7

Subaccounting Services  7

Redemption in Kind  8

Account and Share Information  8

Tax Information  8

Who Manages and Provides Services to the Fund?  9

How Does the Fund Measure Performance?  12

Who is Federated Investors, Inc.?  13

Addresses  15

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Total Return Series, Inc. (Corporation). The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on October 11, 1993. The Corporation may offer separate series of shares representing interests in separate portfolios of securities. The Corporation changed its name from Insight Institutional Series, Inc. to Federated Total Return Series, Inc. on March 21, 1995. The Fund changed its name from Federated Government Fund to Federated Mortgage Fund on June 30, 1998.

The Board of Directors (the "Board") has established two classes of shares of the Fund, known as Institutional Shares and Institutional Service Shares (Shares). This SAI relates to both classes of Shares. The Fund's investment adviser is Federated Investment Management Company (Adviser). Effective March 31, 1999, Federated Management, former Adviser to the Fund, became Federated Investment Management Company (formerly, Federated Advisers).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

TREASURY SECURITIES

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

AGENCY SECURITIES

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

MORTGAGE BACKED SECURITIES

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and market risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against market risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments.

NON-GOVERNMENTAL MORTGAGE BACKED SECURITIES

Non-governmental mortgage backed securities (including non- governmental CMOs) are issued by private entities, rather than by U. S. government agencies. The Fund may invest in non-governmental mortgage backed securities that are rated BBB or higher by a nationally recognized statistical rating agency. These securities involve credit risks and liquidity risks.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in- kind or PIK securities.

MORTGAGE RELATED ASSET BACKED SECURITIES

Asset backed securities are payable from pools of obligations other than first mortgages. Most asset backed securities involve consumer or commercial debts. The Fund will purchase only mortgage related asset backed securities such as home equity loans, secured mortgages and manufactured housing obligations. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs. Also, asset backed securities may be issued by a private entity and, although these securities must be rated investment grade, they present credit risks.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy/sell the following type of financial futures contracts.

OPTIONS

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may:

* Buy put options on portfolio securities and financial futures contracts in anticipation of a decrease in the value of the underlying asset;

* Buy or write options to close out existing options positions; and

* The Fund may also write call options on portfolio securities to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

The Fund may not buy or sell futures or related options if the margin deposits and premiums paid for these securities would exceed 5% of the Fund's total assets.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreement[s] that the Fund may use include:

INTEREST RATE SWAPS

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS AND BORROWING FOR LEVERAGE

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. The Fund may borrow an amount up to one-third of the Fund's net assets (exclusive of such borrowings) for leverage purposes.

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED SECURITIES (TBAS)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS

Dollar rolls are transactions where the Fund sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate and credit risks.

SECURITIES LENDING

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate and credit risks.

ASSET COVERAGE

In order to secure its obligations in connection with special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.



Inter-fund Borrowing and Lending Arrangements

The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund's principal risks are outlined below.

INTEREST RATE RISKS

* Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

* Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

* Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

* Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT RISKS

* Unlike traditional fixed income securities, which may pay a fixed rate of interest until maturity, when the entire principal amount is due, payments on mortgage backed securities include both interest and partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled payments of principal can adversely affect the price or yield of mortgage backed securities. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, like other interest-bearing securities, the values of mortgage backed securities generally fall when interest rates rise.

* Since rising interest rates generally result in decreased prepayments of mortgage backed securities, this could cause mortgage backed securities, this could cause mortgage securities to have greater average lives than expected and their value may decline more than other fixed income securities. Conversely, when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature.

* Generally, mortgage backed securities compensate for greater prepayment risk by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable weighted average life (the spread). An increase in the spread will cause the price of the security to decline. Spreads may generally increase in response to adverse economic or market conditions.

LIQUIDITY RISKS

* Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.

* Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS ASSOCIATED WITH COMPLEX CMOS

* CMOs with complex terms, such as companion classes, IOs, POs, and Inverse Floaters, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

LEVERAGE RISKS

* Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return. The investment objective may not be changed by the Fund's Directors without shareholder approval.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

BORROWING MONEY

The Fund will not borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowings to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those related to indices, options on futures contracts or indices, and dollar roll transactions shall not constitute borrowing.

CONCENTRATION OF INVESTMENTS

The Fund will not invest more than 25% of its total assets in securities of issuers having their principal business activities in the same industry.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.

LENDING CASH OR SECURITIES

The Fund will not lend any assets except portfolio securities. (This will not prevent the purchase or holding of bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objective and policies or Articles of Incorporation).

ISSUING SENIOR SECURITIES

The Fund will not issue senior securities, except as permitted by its investment objective and policies.

THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD OF DIRECTORS (BOARD) AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940. THE FOLLOWING LIMITATION, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THIS LIMITATION BECOMES EFFECTIVE.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of its net assets in illiquid securities, including certain restricted securities (except for Section 4(2) commercial paper and certain other restricted securities which meet the criteria for liquidity as established by the Directors), non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

* for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

* futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

* for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

* for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker/dealers or other financial institutions that trade the securities.

What Do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN-INSTITUTIONAL SERVICE SHARES

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

All Shares of the Corporation have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

As of November 12, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Mitbanko Trust and Savings Bank, Mitchell, SD owned approximately 156,982 shares (9.08%); Colonial Trust Company, Phoenix, AR owned approximately 161,030 shares (9.31%); The Fulton Company, Lancaster, PA owned approximately 167,967 shares (9.71%); Vernat Company, Rutland, VT owned approximately 321,762 shares (18.61%); and STC & CO., Springfield, MO owned approximately 573,294 shares (33.15%).

As of November 12, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Service Shares:
Edna E. Hamilton, Pinellas Park, FL owned approximately 3,793 shares (6.32%); Elizabeth Lewis Doyle, Santa Rosa, CA owned approximately 4,009 shares (6.68%); State Street Bank & Trust (CUST IRA Rollover FBO Donald L. Mott), Middleton, TN owned approximately 6,260 shares (10.43%); Michael E. Carlisle and Thelma W. Carlisle, Lexington, KY owned approximately 8,022 shares (13.36%); Fairy Turner, McKee, KY owned approximately 11,581 shares (19.29%); and Dewey Fee, Middlesboro, KY owned approximately 13,040 shares (21.72%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other portfolios will be separate from those realized by the Fund.

The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

Who Manages and Provides Services to the Fund?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Corporation, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Director from the Corporation for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Corporation is comprised of four funds and the Federated Fund Complex is comprised of 54 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of November 12, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Institutional and Institutional Service Shares.



NAME                                                                    AGGREGATE      TOTAL
BIRTH DATE                                                              COMPENSATION   COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS          FROM           FROM CORPORATION
POSITION WITH CORPORATION                FOR PAST FIVE YEARS            CORPORATION    AND FUND COMPLEX
JOHN F. DONAHUE*#+                       Chief Executive Officer                   $0   $0 for the Corporation and
Birth Date: July 28, 1924                and Director or Trustee of                     54 other investment
Federated Investors Tower                the Federated Fund                             companies in the Fund
1001 Liberty Avenue                      Complex; Chairman and                          Complex
Pittsburgh, PA                           Director, Federated
CHARIMAN AND DIRECTOR                    Investors, Inc.; Chairman
                                         and Trustee, Federated Investment
                                         Management Company; Chairman and
                                         Director, Federated Investment
                                         Counseling, and Federated Global
                                         Investment Management Corp.; Chairman,
                                         Passport Research, Ltd.

THOMAS G. BIGLEY                         Director or Trustee of            $1,087.15   $113,860.22 for the
Birth Date: February 3, 1934             the Federated Fund                            Corporation and 54 other
15 Old Timber Trail                      Complex; Director, Member                     investment companies in
Pittsburgh, PA                           of Executive Committee,                       the Fund Complex
DIRECTOR                                 Children's Hospital of
                                         Pittsburgh; Director,
                                         Robroy Industries, Inc.
                                         (coated steel conduits/
                                         computer storage
                                         equipment); formerly:
                                         Senior Partner, Ernst &
                                         Young LLP; Director, MED
                                         3000 Group, Inc.
                                         (physician practice
                                         management); Director,
                                         Member of Executive
                                         Committee, University of
                                         Pittsburgh.

JOHN T. CONROY, JR.                      Director or Trustee of the        $1,196.04   $125,264.48 for the
Birth Date: June 23, 1937                Federated Fund Complex;                       Corporation and 54 other
Wood/Commercial Dept.                    President, Investment                         investment companies in
John R. Wood Associates, Inc. Realtors   Properties Corporation;                       the Fund Complex

3255 Tamiami Trail North                 Senior Vice President,
Naples, FL                               John R. Wood and
DIRECTOR                                 Associates, Inc.,

                                         Realtors; Partner or
                                         Trustee in private real
                                         estate ventures in
                                         Southwest Florida;
                                         formerly: President,
                                         Naples Property
                                         Management, Inc. and
                                         Northgate Village
                                         Development Corporation.

NICHOLAS CONSTANTAKIS                    Director or Trustee of the        $1,087.15   $47,958.02 for the
Birth Date: September 3, 1939            Federated Fund Complex;                       Corporation and  29 other
175 Woodshire Drive                      formerly: Partner,                            investment companies in
Pittsburgh, PA                           Andersen Worldwide SC.                        the Fund Complex
DIRECTOR

JOHN F. CUNNINGHAM                       Director or Trustee of some         $570.74   $0 for the Corporation and
Birth Date: March 5, 1943                of the Federated Fund                         46 other investment
353 El Brillo Way                        Complex; Chairman,                            companies in the Fund
Palm Beach, FL                           President and Chief                           Complex
DIRECTOR                                 Executive Officer,
                                         Cunningham & Co., Inc.
                                         (strategic business
                                         consulting) ; Trustee
                                         Associate, Boston College;
                                         Director, Iperia Corp.
                                         (communications/software);
                                         formerly: Director,
                                         Redgate Communications and
                                         EMC Corporation (computer
                                         storage systems).
                                         Previous Positions:
                                         Chairman of the Board and
                                         Chief Executive Officer,
                                         Computer Consoles, Inc.;
                                         President and Chief
                                         Operating Officer, Wang
                                         Laboratories; Director,
                                         First National Bank of
                                         Boston; Director, Apollo
                                         Computer, Inc.
J. CHRISTOPHER DONAHUE*+                 President or Executive                   $0   $0 for the Corporation and
Birth Date: April 11, 1949               Vice President of the                         16 other investment
Federated Investors Tower                Federated Fund Complex;                        companies in the Fund
1001 Liberty Avenue                      Director or Trustee of some                    Complex
Pittsburgh, PA                           of the Funds in the
EXECUTIVE VICE PRESIDENT AND             Federated Fund Complex;
DIRECTOR                                 President, Chief Executive
                                         Officer and Director, Federated
                                         Investors, Inc.; President and Trustee,
                                         Federated Investment Management
                                         Company; President and Trustee,
                                         Federated Investment Counseling;
                                         President and Director, Federated
                                         Global Investment Management Corp.;
                                         President, Passport Research, Ltd.;
                                         Trustee, Federated Shareholder Services
                                         Company; Director, Federated Services
                                         Company.

LAWRENCE D. ELLIS, M.D.*                 Director or Trustee of the        $1,087.15   $113,860.22 for the
Birth Date: October 11, 1932             Federated Fund Complex;                       Corporation and 54 other
3471 Fifth Avenue                        Professor of Medicine,                        investment companies in
Suite 1111                               University of Pittsburgh;                     the Fund Complex
Pittsburgh, PA                           Medical Director,
DIRECTOR                                 University of Pittsburgh

                                         Medical Center - Downtown;
                                         Hematologist, Oncologist, and
                                         Internist, University of Pittsburgh
                                         Medical Center; Member, National Board
                                         of Trustees, Leukemia Society of
                                         America.


NAME                                                                    AGGREGATE      TOTAL
BIRTH DATE                                                              COMPENSATION   COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS          FROM           FROM CORPORATION
POSITION WITH CORPORATION                FOR PAST FIVE YEARS            CORPORATION    AND FUND COMPLEX
PETER E. MADDEN                          Director or Trustee of the          $989.03   $113,860.22 for the
Birth Date: March 16, 1942               Federated Fund Complex;                       Corporation and 54 other
One Royal Palm Way                       formerly: Representative,                     investment companies in
100 Royal Palm Way                       Commonwealth of                               the Fund Complex
Palm Beach, FL                           Massachusetts General
DIRECTOR                                 Court; President, State
                                         Street Bank and Trust
                                         Company and State
                                         Street Corporation.
                                         Previous Positions:
                                         Director, VISA USA and VISA
                                         International; Chairman
                                         and Director,
                                         Massachusetts Bankers
                                         Association; Director,
                                         Depository Trust
                                         Corporation; Director, The
                                         Boston
                                         Stock Exchange.

CHARLES F. MANSFIELD, JR.                Director or Trustee of some         $600.16   $0 for the Corporation and
Birth Date: April 10, 1945               of the Federated Fund                         50 other investment
80 South Road                            Complex; Management                           companies in the Fund
Westhampton Beach, NY                    Consultant.  Complex
DIRECTOR                                 Previous Positions: Chief
                                         Executive Officer, PBTC International
                                         Bank; Partner, Arthur Young & Company
                                         (now Ernst & Young LLP); Chief
                                         Financial Officer of Retail Banking
                                         Sector, Chase Manhattan Bank; Senior
                                         Vice President, Marine Midland Bank;
                                         Vice President, Citibank; Assistant
                                         Professor of Banking and Finance, Frank
                                         G. Zarb School of Business, Hofstra
                                         University.

JOHN E. MURRAY, JR., J.D., S.J.D.#       Director or Trustee of            $1,171.83   $113,860.22 for the
Birth Date: December 20, 1932            the Federated Fund                            Corporation and 54 other
President, Duquesne University           Complex; President, Law                       investment companies in
Pittsburgh, PA                           Professor, Duquesne                           the Fund Complex
DIRECTOR                                 University; Consulting

                                         Partner, Mollica & Murray;
                                         Director, Michael Baker
                                         Corp. (engineering,
                                         construction, operations
                                         and technical services).
                                         Previous Positions: Dean
                                         and Professor of Law,
                                         University of Pittsburgh
                                         School of Law; Dean and
                                         Professor of Law,
                                         Villanova University
                                         School of Law.

MARJORIE P. SMUTS                        Director or Trustee of the        $1,087.15   $113,860.22 for the
Birth Date: June 21, 1935                Federated Fund Complex;                       Corporation and 54 other
4905 Bayard Street                       Public Relations/                             investment companies in
Pittsburgh, PA                           Marketing/Conference                          the Fund Complex
DIRECTOR                                 Planning.
                                         Previous Positions:
                                         National Spokesperson,
                                         Aluminum Company of
                                         America; television
                                         producer; business owner.

JOHN S. WALSH                            Director or Trustee of some         $570.74   $0 for the Corporation and
Birth Date: November 28, 1957            of the Federated Fund                         48 other investment
2007 Sherwood Drive                      Complex; President and                        companies in the Fund
Valparaiso, IN                           Director, Heat Wagon, Inc.                    Complex
DIRECTOR                                 (manufacturer of
                                         construction temporary
                                         heaters); President and
                                         Director, Manufacturers
                                         Products, Inc.
                                         (distributor of portable
                                         construction heaters);
                                         President, Portable Heater
                                         Parts, a division of
                                         Manufacturers Products,
                                         Inc.; Director, Walsh &
                                         Kelly, Inc. (heavy highway
                                         contractor); formerly:
                                         Vice President, Walsh &
                                         Kelly, Inc.

GLEN R. JOHNSON                          Staff member, Federated                  $0   $0 for the Corporation and
Birth Date: May 2, 1929                  Securities Corp.                              8 other investment
Federated Investors Tower                                                              companies in the Fund
1001 Liberty Avenue                                                                    Complex

Pittsburgh, PA

PRESIDENT

EDWARD C. GONZALES                       Trustee or Director of some              $0   $0 for the Corporation and
Birth Date: October 22, 1930             of the Funds in the                           1 other investment company
Federated Investors Tower                Federated Fund Complex;                       in the Fund Complex
1001 Liberty Avenue                      President, Executive Vice
Pittsburgh, PA                           President and Treasurer of
EXECUTIVE VICE PRESIDENT                 some of the Funds in the
                                         Federated Fund Complex; Vice Chairman,
                                         Federated Investors, Inc.; Vice
                                         President, Federated Investment
                                         Management Company, Federated
                                         Investment Counseling, Federated Global
                                         Investment Management Corp. and
                                         Passport Research, Ltd.; Executive Vice
                                         President and Director, Federated
                                         Securities Corp.; Trustee, Federated
                                         Shareholder Services Company.

JOHN W. MCGONIGLE                        Executive Vice President                 $0   $0 for the Corporation and
Birth Date: October 26, 1938             and Secretary of the                          54 other investment
Federated Investors Tower                Federated Fund Complex;                       companies in the Fund
1001 Liberty Avenue                      Executive Vice President,                     Complex
Pittsburgh, PA                           Secretary, and Director,
EXECUTIVE VICE PRESIDENT AND SECRETARY   Federated Investors, Inc.;

                                         Trustee, Federated Investment
                                         Management Company and Federated
                                         Investment Counseling; Director,
                                         Federated Global Investment Management
                                         Corp., Federated Services Company and
                                         Federated Securities Corp.

RICHARD J. THOMAS                        Treasurer of the Federated               $0   $0 for the Corporation and
Birth Date: June 17, 1954                Fund Complex; Vice                            54 other investment
Federated Investors Tower                President - Funds                             companies in the Fund
1001 Liberty Avenue                      Financial Services                            Complex
Pittsburgh, PA                           Division, Federated

TREASURER                                Investors, Inc.; formerly:
                                         various management
                                         positions within Funds
                                         Financial Services
                                         Division of Federated
                                         Investors, Inc.


NAME                                                                    AGGREGATE      TOTAL
BIRTH DATE                                                              COMPENSATION   COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS          FROM           FROM CORPORATION
POSITION WITH CORPORATION                FOR PAST FIVE YEARS            CORPORATION    AND FUND COMPLEX
WILLIAM D. DAWSON, III                   Chief Investment Officer                 $0   $0 for the Corporation and
Birth Date: March 3, 1949                of this Fund and various                      41 other investment
Federated Investors Tower                other Funds in the                            companies in the Fund
1001 Liberty Avenue                      Federated Fund Complex;                       Complex
Pittsburgh, PA                           Executive Vice President,
CHIEF INVESTMENT OFFICER                 Federated Investment

                                         Counseling, Federated Global Investment
                                         Management Corp., Federated Investment
                                         Management Company and Passport
                                         Research, Ltd.; Registered
                                         Representative, Federated Securities
                                         Corp.; Portfolio Manager, Federated
                                         Administrative Services; Vice
                                         President, Federated Investors, Inc.;
                                         formerly: Executive Vice President and
                                         Senior Vice President, Federated
                                         Investment Counseling Institutional
                                         Portfolio Management Services Division;
                                         Senior Vice President, Federated
                                         Investment Management Company and
                                         Passport Research, Ltd.

JOSEPH M. BALESTRINO                     Joseph M. Balestrino is                  $0   $0 for the Corporation and
Birth Date: November 3, 1954             Vice President of the                         3 other investment
Federated Investors Tower                Corporation.                                  companies in the Fund
1001 Liberty Avenue                      Mr. Balestrino joined                         Complex
Pittsburgh, PA                           Federated in 1986 and has
VICE PRESIDENT                           been a Senior Portfolio
                                         Manager and Senior Vice
                                         President of the Fund's
                                         Adviser since 1998. He was
                                         a Portfolio Manager and a
                                         Vice President of the
                                         Fund's Adviser from 1995 to
                                         1998. Mr. Balestrino
                                         served as a Portfolio
                                         Manager and an Assistant
                                         Vice President of the
                                         Adviser from 1993 to 1995.
                                         Mr. Balestrino is a
                                         Chartered Financial
                                         Analyst and received his
                                         Master's Degree in Urban
                                         and Regional Planning from
                                         the University of
                                         Pittsburgh.


* An asterisk denotes a Director who is deemed to be an interested person as defined in the Investment Company Act of 1940.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

+ Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Director of the Corporation.

++ Messr. Cunningham, Mansfield and Walsh became members of the Board of Directors on April 1, 1999. They did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Corporation or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

OTHER RELATED SERVICES

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:



MAXIMUM              AVERAGE AGGREGATE DAILY
ADMINISTRATIVE FEE   NET ASSETS OF THE FEDERATED FUNDS


0.150 of 1%          on the first $250 million
0.125 of 1%          on the next $250 million
0.100 of 1%          on the next $250 million
0.075 of 1%          on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, Deloitte & Touche LLP, plans and performs its audit so that it may provide an opinion as to whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES



FOR THE YEAR ENDED SEPTEMBER 30       1999          1998          1997
Advisory Fee Earned                 $  41,413     $  20,745     $   6,692
Advisory Fee Reduction                 41,413        20,745         6,692
Brokerage Commissions                       0             0             0
Administrative Fee                    155,000       155,001       155,001
12B-1 FEE

Institutional Service Shares               81             -             -
SHAREHOLDER SERVICES FEE

Institutional Shares                        0             -             -
Institutional Service Shares              404             -             -


Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year and Start of Performance periods ended September 30, 1999.

Yield is given for the 30-day period ended September 30, 1999.



                                                         START OF PERFORMANCE

                                30-DAY PERIOD   1 YEAR   ON MAY 31, 1997
INSTITUTIONAL SHARES:
Total Return                    NA              3.20%    7.12%
Yield                           6.96%           NA       NA


                                                         START OF PERFORMANCE

                                30-DAY PERIOD   1 YEAR   ON MAY 31, 1997
INSTITUTIONAL SERVICE SHARES:
Total Return                    NA              2.89%    6.82%
Yield                           6.66%           NA       NA


TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

* references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

* charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

* discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

* information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

LIPPER ANALYTICAL SERVICES, INC.

Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "U.S. mortgage " category in advertising and sales literature.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX

Lehman Brothers Mortgage Backed Securities Index is composed of all fixed rate, securitized mortgage pools by Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Government National Mortgage Association (GNMA), including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are unmanaged and rebalanced monthly by market capitalization. Investments cannot be made in an index.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state- of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

MUNICIPAL FUNDS

In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

EQUITY FUNDS

In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value- oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

CORPORATE BOND FUNDS

In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making-based on intensive, diligent credit analysis-is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

GOVERNMENT FUNDS

In the government sector, as of December 31, 1998, Federated managed 9 mortgage backed, 5 government/agency and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.

MONEY MARKET FUNDS

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime and 23 municipal with assets approximating $41.6 billion, $22.8 billion and $12.5 billion, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield-
J. Thomas Madden; U.S. fixed income-William D. Dawson, III; and global equities and fixed income-Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

INSTITUTIONAL CLIENTS

Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

BANK MARKETING

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated Funds are available to consumers through major brokerage firms nationwide-we have over 2,200 broker/dealer and bank broker/dealer relationships across the country-supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Addresses

FEDERATED MORTGAGE FUND

Institutional Shares

Institutional Service Shares

Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

INDEPENDENT AUDITORS

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

STATEMENT OF ADDITIONAL INFORMATION

Federated Total Return Bond Fund

A Portfolio of Federated Total Return Series, Inc.

INSTITUTIONAL SHARES

INSTITUTIONAL SERVICE SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated Total Return Bond Fund
(Fund), dated November 30, 1999. Obtain the prospectuses and the Annual Report's Management Discussion and Analysis without charge by calling 1-800-341-7400.


NOVEMBER 30, 1999

(Revised December 2, 1999)



 [Graphic]
 Federated

 World-Class Investment Manager
 Federated Total Return Bond Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

G01722-02 (11/99)

[Graphic]

CONTENTS

How is the Fund Organized?  1

Securities in Which the Fund Invests  1

What Do Shares Cost?  9

How is the Fund Sold?  9

Subaccounting Services  9

Redemption in Kind  10

Account and Share Information  10

Tax Information  10

Who Manages and Provides Services to the Fund?  11

How Does the Fund Measure Performance?  14

Who is Federated Investors, Inc.?  16

Investment Ratings  17

Addresses  19

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Total Return Series, Inc. (Corporation). The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on October 11, 1993. The Corporation may offer separate series of shares representing interests in separate portfolios of securities. The Corporation changed its name from Insight Institutional Series, Inc. to Federated Total Return Series, Inc. on March 21, 1995. The Fund changed its name from Insight U.S. Government Fund to Federated Government Total
Return Fund on March 21, 1995, and from Federated Government Total Return Fund to Federated Total Return Bond Fund on May 15, 1996.

The Board of Directors (the "Board") has established two classes of shares of the Fund, known as Institutional Shares and Institutional Service Shares (Shares). This SAI relates to both classes of Shares. The Fund's investment adviser is Federated Investment Management Company (Adviser). Effective March 31, 1999, Federated Management, former Adviser to the Fund, became Federated Investment Management Company (formerly, Federated Advisers).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

TREASURY SECURITIES

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

AGENCY SECURITIES

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

CORPORATE DEBT SECURITIES

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

MUNICIPAL SECURITIES

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

MORTGAGE BACKED SECURITIES

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

The Fund may invest in mortgage backed securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET BACKED SECURITIES

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of pass through instruments or asset-backed bonds. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

BANK INSTRUMENTS

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-
U.S. branches of U.S. or foreign banks.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in- kind or PIK securities.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

* it is organized under the laws of, or has a principal office located in, another country;

* the principal trading market for its securities is in another country; or

* it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks. The Fund may invest more than 10% in foreign securities.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivatives contracts that cover a narrow range of circumstances; or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity risks.

The Fund may trade in the following types of derivative contracts.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy and sell financial and foreign currency futures contracts

OPTIONS

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may:

* Buy call options on financial and foreign currency futures contracts in anticipation of an increase in the value of the underlying asset;

* Buy put options on portfolio securities, financial and foreign currency futures contracts in anticipation of a decrease in the value of the underlying asset; and

* Buy or write options to close out existing options positions.

The Fund may also write call options on portfolio securities, financial and foreign currency futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

The Fund may also write put options on financial and foreign currency futures contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

SECURITIES LENDING

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

ASSET COVERAGE

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.



Inter-fund Borrowing and Lending Arrangements

The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may invest in mortgage backed and high yield securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

INVESTMENT RISKS

There are many factors that may affect an investment in the Fund. The Fund's principal risks are described in the prospectus. Additional risk factors are outlined below.

INTEREST RATE RISKS

* Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

* Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

* Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

* Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

* Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

* Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL AND PREPAYMENT RISKS

* Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

* If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

* Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.

* Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline.

* The Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

LIQUIDITY RISKS

* Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

* Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

* OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS ASSOCIATED WITH COMPLEX CMOS

* CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

* Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

CURRENCY RISKS

* Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

* The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

EURO RISKS

* The Fund may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.

* With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

RISKS OF FOREIGN INVESTING

* Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

* Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

* Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

LEVERAGE RISKS

* Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

* Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return. The investment objective may not be changed by the Fund's Directors without shareholder approval.

INVESTMENT LIMITATIONS

SELLING SHORT OR BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: margin deposits for the purchase and sale of financial futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when- issued basis.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies, or instrumentalities).

THE ABOVE LIMITATIONS CANNOT BE CHANGED BY THE BOARD OF DIRECTORS (BOARD) UNLESS AUTHORIZED BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940. THE FOLLOWING LIMITATION, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THIS LIMITATION BECOMES EFFECTIVE.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, interest rate swaps, non-negotiable fixed-time deposits with maturities over seven days, and certain restricted securities not determined by the Directors to be liquid.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund does not expect to borrow money, pledge securities or engage in reverse repurchase agreements during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

* for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

* futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

* for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

* for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker/dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

What Do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN-INSTITUTIONAL SERVICE SHARES

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution- related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

All Shares of the Corporation have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

As of November 15, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Grand Old Co., Zanesville, OH owned approximately 1,689,787 shares (11.18%); and Onedun, Dundee, IL owned approximately 1,698,292 shares (11.23%).

As of November 15, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Service Shares:
Merchants National Bank (as trustee for retirement plan of Plano Molding Co.,
PSP), Aurora, IL owned approximately 104,514 shares (6.38%); Anbee & Company, Aurora, IL owned approximately 104,675 shares (6.39%); Hometown Bank & Co., Wilson, NC owned approximately 326,701 shares (19.95%); and FNB Nominee Co., Indiana, PA owned approximately 384,000 shares (23.45%).

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Corporation, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Director from the Corporation for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Corporation is comprised of four funds and the Federated Fund Complex is comprised of 54 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of November 15, 1999, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Institutional and Institutional Service Shares.



NAME                                                                                       TOTAL
BIRTH DATE                                                              AGGREGATE          COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS          COMPENSATION       FROM CORPORATION AND
POSITION WITH CORPORATION                FOR PAST FIVE YEARS            FROM CORPORATION   FUND COMPLEX
JOHN F. DONAHUE*#+                       Chief Executive Officer                      $0   $0 for the Corporation and
Birth Date: July 28, 1924                and Director or Trustee of                        54 other investment
Federated Investors Tower                the Federated Fund                                companies in the
1001 Liberty Avenue                      Complex; Chairman and                             Fund Complex
Pittsburgh, PA                           Director, Federated
CHARIMAN AND DIRECTOR                    Investors, Inc.; Chairman
                                         and Trustee, Federated Investment
                                         Management Company; Chairman and
                                         Director, Federated Investment
                                         Counseling, and Federated Global
                                         Investment Management Corp.; Chairman,
                                         Passport Research, Ltd.

THOMAS G. BIGLEY                         Director or Trustee of                $1,087.15   $113,860.22 for the Corporation
Birth Date: February 3, 1934             the Federated Fund                                and 54 other investment
15 Old Timber Trail                      Complex; Director, Member                         companies in the
Pittsburgh, PA                           of Executive Committee,                           Fund Complex
DIRECTOR                                 Children's Hospital of
                                         Pittsburgh; Director,
                                         Robroy Industries, Inc.
                                         (coated steel conduits/
                                         computer storage
                                         equipment); formerly:
                                         Senior Partner, Ernst &
                                         Young LLP; Director, MED
                                         3000 Group, Inc.
                                         (physician practice
                                         management); Director,
                                         Member of Executive
                                         Committee, University of
                                         Pittsburgh.

JOHN T. CONROY, JR.                      Director or Trustee of the            $1,196.04   $125,264.48 for the Corporation
Birth Date: June 23, 1937                Federated Fund Complex;                           and 54 other investment
Wood/Commercial Dept.                    President, Investment                             companies in the
John R. Wood Associates, Inc. Realtors   Properties Corporation;                           Fund Complex

3255 Tamiami Trail North                 Senior Vice President,
Naples, FL                               John R. Wood and
DIRECTOR                                 Associates, Inc.,

                                         Realtors; Partner or
                                         Trustee in private real
                                         estate ventures in
                                         Southwest Florida;
                                         formerly: President,
                                         Naples Property
                                         Management, Inc. and
                                         Northgate Village
                                         Development Corporation.

NICHOLAS CONSTANTAKIS                    Director or Trustee of the            $1,087.15   $47,958.02 for the Corporation
Birth Date: September 3, 1939            Federated Fund Complex;                           and 29 other investment
175 Woodshire Drive                      formerly: Partner,                                companies in the
Pittsburgh, PA                           Andersen Worldwide SC.                            Fund Complex
DIRECTOR

JOHN F. CUNNINGHAM                       Director or Trustee of some             $570.74   $0 for the Corporation and
Birth Date: March 5, 1943                of the Federated Fund                             46 other investment
353 El Brillo Way                        Complex; Chairman,                                companies in the
Palm Beach, FL                           President and Chief                               Fund Complex
DIRECTOR                                 Executive Officer,
                                         Cunningham & Co., Inc.
                                         (strategic business
                                         consulting) ; Trustee
                                         Associate, Boston College;
                                         Director, Iperia Corp.
                                         (communications/software);
                                         formerly: Director,
                                         Redgate Communications and
                                         EMC Corporation (computer
                                         storage systems).
                                         Previous Positions:
                                         Chairman of the Board and
                                         Chief Executive Officer,
                                         Computer Consoles, Inc.;
                                         President and Chief
                                         Operating Officer, Wang
                                         Laboratories; Director,
                                         First National Bank of
                                         Boston; Director, Apollo
                                         Computer, Inc.
J. CHRISTOPHER DONAHUE*+                 President or Executive                       $0   $0 for the Corporation and
Birth Date: April 11, 1949               Vice President of the                             16 other investment
Federated Investors Tower                Federated Fund Complex;                           companies in the
1001 Liberty Avenue                      Director or Trustee of some                       Fund Complex
Pittsburgh, PA                           of the Funds in the
EXECUTIVE VICE PRESIDENT                 Federated Fund Complex;
AND DIRECTOR                             President, Chief Executive
                                         Officer and Director, Federated
                                         Investors, Inc.; President and Trustee,
                                         Federated Investment Management
                                         Company; President and Trustee,
                                         Federated Investment Counseling;
                                         President and Director, Federated
                                         Global Investment Management Corp.;
                                         President, Passport Research, Ltd.;
                                         Trustee, Federated Shareholder Services
                                         Company; Director, Federated Services
                                         Company.


NAME                                                                                       TOTAL
BIRTH DATE                                                              AGGREGATE          COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS          COMPENSATION       FROM CORPORATION AND
POSITION WITH CORPORATION                FOR PAST FIVE YEARS            FROM CORPORATION   FUND COMPLEX
LAWRENCE D. ELLIS, M.D.*                 Director or Trustee of the      $1,087.15          $113,860.22 for the Corporation
Birth Date: October 11, 1932             Federated Fund Complex;                            and 54 other investment
3471 Fifth Avenue                        Professor of Medicine,                             companies in the
Suite 1111                               University of Pittsburgh;                          Fund Complex
Pittsburgh, PA                           Medical Director,
DIRECTOR                                 University of Pittsburgh

                                         Medical Center - Downtown;
                                         Hematologist, Oncologist, and
                                         Internist, University of Pittsburgh
                                         Medical Center; Member, National Board
                                         of Trustees, Leukemia Society of
                                         America.

PETER E. MADDEN                          Director or Trustee of the              $989.03   $113,860.22 for the Corporation
Birth Date: March 16, 1942               Federated Fund Complex;                           and 54 other investment
One Royal Palm Way                       formerly: Representative,                         companies in the
100 Royal Palm Way                       Commonwealth of                                   Fund Complex
Palm Beach, FL                           Massachusetts General
DIRECTOR                                 Court; President, State
                                         Street Bank and Trust
                                         Company and State Street
                                         Corporation.
                                         Previous Positions:
                                         Director, VISA USA and VISA
                                         International; Chairman
                                         and Director,
                                         Massachusetts Bankers
                                         Association; Director,
                                         Depository Trust
                                         Corporation; Director, The
                                         Boston Stock Exchange.

CHARLES F. MANSFIELD, JR.                Director or Trustee of some             $600.16   $0 for the Corporation and
Birth Date: April 10, 1945               of the Federated Fund                             50 other investment
80 South Road                            Complex; Management                               companies in the
Westhampton Beach, NY                    Consultant.                                       Fund Complex
DIRECTOR                                 Previous Positions: Chief
                                         Executive Officer, PBTC International
                                         Bank; Partner, Arthur Young & Company
                                         (now Ernst & Young LLP); Chief
                                         Financial Officer of Retail Banking
                                         Sector, Chase Manhattan Bank; Senior
                                         Vice President, Marine Midland Bank;
                                         Vice President, Citibank; Assistant
                                         Professor of Banking and Finance, Frank
                                         G. Zarb School of Business, Hofstra
                                         University.

JOHN E. MURRAY, JR., J.D., S.J.D.#       Director or Trustee of                $1,171.83   $113,860.22 for the Corporation
Birth Date: December 20, 1932            the Federated Fund Complex;                       and 54 other investment
President, Duquesne University           President, Law Professor,                         companies in the
Pittsburgh, PA                           Duquesne University;                              Fund Complex
DIRECTOR                                 Consulting Partner, Mollica
                                         & Murray; Director, Michael
                                         Baker Corp. (engineering,
                                         construction, operations
                                         and technical services).
                                         Previous Positions: Dean
                                         and Professor of Law,
                                         University of Pittsburgh
                                         School of Law; Dean and
                                         Professor of Law,
                                         Villanova University
                                         School of Law.

MARJORIE P. SMUTS                        Director or Trustee of the            $1,087.15   $113,860.22 for the Corporation
Birth Date: June 21, 1935                Federated Fund Complex;                           and 54 other investment
4905 Bayard Street                       Public Relations/                                 companies in the
Pittsburgh, PA                           Marketing/Conference                              Fund Complex
DIRECTOR                                 Planning.
                                         Previous Positions:
                                         National Spokesperson,
                                         Aluminum Company of
                                         America; television
                                         producer; business owner.

JOHN S. WALSH                            Director or Trustee of some             $570.74   $0 for the Corporation and
Birth Date: November 28, 1957            of the Federated Fund                             48 other investment
2007 Sherwood Drive                      Complex; President and                            companies in the
Valparaiso, IN                           Director, Heat Wagon, Inc.                        Fund Complex
DIRECTOR                                 (manufacturer of
                                         construction temporary
                                         heaters); President and
                                         Director, Manufacturers
                                         Products, Inc.
                                         (distributor of portable
                                         construction heaters);
                                         President, Portable Heater
                                         Parts, a division of
                                         Manufacturers Products,
                                         Inc.; Director, Walsh &
                                         Kelly, Inc. (heavy highway
                                         contractor); formerly:
                                         Vice President, Walsh &
                                         Kelly, Inc.

GLEN R. JOHNSON                          Staff member, Federated                      $0   $0 for the Corporation and
Birth Date: May 2, 1929                  Securities Corp.                                  8 other investment
Federated Investors Tower                                                                  companies in the
1001 Liberty Avenue                                                                        Fund Complex

Pittsburgh, PA

PRESIDENT

EDWARD C. GONZALES                       Trustee or Director of some                  $0   $0 for the Corporation and
Birth Date: October 22, 1930             of the Funds in the                               1 other investment
Federated Investors Tower                Federated Fund Complex;                           company in the
1001 Liberty Avenue                      President, Executive Vice                         Fund Complex
Pittsburgh, PA                           President and Treasurer of
EXECUTIVE VICE PRESIDENT                 some of the Funds in the
                                         Federated Fund Complex; Vice Chairman,
                                         Federated Investors, Inc.; Vice
                                         President, Federated Investment
                                         Management Company, Federated
                                         Investment Counseling, Federated Global
                                         Investment Management Corp. and
                                         Passport Research, Ltd.; Executive Vice
                                         President and Director, Federated
                                         Securities Corp.; Trustee, Federated
                                         Shareholder Services Company.


NAME                                                                                       TOTAL
BIRTH DATE                                                              AGGREGATE          COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS          COMPENSATION       FROM CORPORATION AND
POSITION WITH CORPORATION                FOR PAST FIVE YEARS            FROM CORPORATION   FUND COMPLEX
JOHN W. MCGONIGLE                        Executive Vice President                     $0   $0 for the Corporation and
Birth Date: October 26, 1938             and Secretary of the                              54 other investment
Federated Investors Tower                Federated Fund Complex;                           companies in the
1001 Liberty Avenue                      Executive Vice President,                         Fund Complex
Pittsburgh, PA                           Secretary, and Director,
EXECUTIVE VICE PRESIDENT                 Federated Investors, Inc.;
AND SECRETARY                            Trustee, Federated

                                         Investment Management Company and
                                         Federated Investment Counseling;
                                         Director, Federated Global Investment
                                         Management Corp., Federated Services
                                         Company and Federated Securities Corp.

RICHARD J. THOMAS                        Treasurer of the Federated                   $0   $0 for the Corporation and
Birth Date: June 17, 1954                Fund Complex; Vice                                54 other investment
Federated Investors Tower                President - Funds                                 companies in the
1001 Liberty Avenue                      Financial Services                                Fund Complex
Pittsburgh, PA                           Division, Federated
TREASURER                                Investors, Inc.; formerly:
                                         various management
                                         positions within Funds
                                         Financial Services
                                         Division of Federated
                                         Investors, Inc.

WILLIAM D. DAWSON, III                   Chief Investment Officer                     $0   $0 for the Corporation and
Birth Date: March 3, 1949                of this Fund and various                          41 other investment
Federated Investors Tower                other Funds in the                                companies in the

1001 Liberty Avenue                      Federated Fund Complex;                           Fund Complex
Pittsburgh, PA                           Executive Vice President,
CHIEF INVESTMENT OFFICER                 Federated Investment

                                         Counseling, Federated Global Investment
                                         Management Corp., Federated Investment
                                         Management Company and Passport
                                         Research, Ltd.; Registered
                                         Representative, Federated Securities
                                         Corp.; Portfolio Manager, Federated
                                         Administrative Services; Vice
                                         President, Federated Investors, Inc.;
                                         formerly: Executive Vice President and
                                         Senior Vice President, Federated
                                         Investment Counseling Institutional
                                         Portfolio Management Services Division;
                                         Senior Vice President, Federated
                                         Investment Management Company and
                                         Passport Research, Ltd.

JOSEPH M. BALESTRINO                     Joseph M. Balestrino is                      $0   $0 for the Corporation and
Birth Date: November 3, 1954             Vice President of the                             3 other investment
Federated Investors Tower                Corporation.                                      companies in the
1001 Liberty Avenue                      Mr. Balestrino joined                             Fund Complex
Pittsburgh, PA                           Federated in 1986 and has
VICE PRESIDENT                           been a Senior Portfolio
                                         Manager and Senior Vice
                                         President of the Fund's
                                         Adviser since 1998. He was
                                         a Portfolio Manager and a
                                         Vice President of the
                                         Fund's Adviser from 1995 to
                                         1998. Mr. Balestrino
                                         served as a Portfolio
                                         Manager and an Assistant
                                         Vice President of the
                                         Adviser from 1993 to 1995.
                                         Mr. Balestrino is a
                                         Chartered Financial
                                         Analyst and received his
                                         Master's Degree in Urban
                                         and Regional Planning from
                                         the University of
                                         Pittsburgh.


* An asterisk denotes a Director who is deemed to be an interested person as defined in the Investment Company Act of 1940.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

+ Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Director of the Corporation.

++ Messr. Cunningham, Mansfield and Walsh became members of the Board of Directors on April 1, 1999. They did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Corporation or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

OTHER RELATED SERVICES

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:



MAXIMUM              AVERAGE AGGREGATE DAILY
ADMINISTRATIVE FEE   NET ASSETS OF THE FEDERATED FUNDS


0.150 of 1%          on the first $250 million
0.125 of 1%          on the next $250 million
0.100 of 1%          on the next $250 million
0.075 of 1%          on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, Deloitte & Touche LLP, plans and performs its audit so that it may provide an opinion as to whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES



FOR THE YEAR ENDED

SEPTEMBER 30                   1999      1998       1997
Advisory Fee Earned             $551,737  $187,800   $  33,489
Advisory Fee Reduction           504,690   187,800      33,489
Brokerage Commissions                  0         0           0
Administrative Fee               155,000   155,001     154,935

12B-1 FEE

Institutional Service Shares      40,782         -           -
SHAREHOLDER SERVICES FEE

Institutional Shares             304,061         -           -
Institutional Service Shares         40,766      -           -


Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year and Start of Performance periods ended September 30, 1999.

Yield is given for the 30-day period ended September 30, 1999.



                                                          START OF PERFORMANCE

SHARE CLASS                     30-DAY PERIOD   1 YEAR    ON OCTOBER 1, 1996
INSTITUTIONAL SHARES:

Total Return                    NA              (0.63%)    7.27%
Yield                           6.67%            NA        NA


                                                          START OF PERFORMANCE

SHARE CLASS                     30-DAY PERIOD   1 YEAR    ON OCTOBER 1, 1996
INSTITUTIONAL SERVICE SHARES:

Total Return                    NA              (0.93%)    6.96%
Yield                           6.34%            NA        NA


TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

* references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

* charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

* discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

* information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

RUSSELL ACTIVE SECTOR ROTATION ACCOUNTS UNIVERSE

Russell Active Sector Rotation Accounts Universe includes portfolios that change interest rate exposure relative to the Lehman Brothers Aggregate Bond Index or other broad market indexes, with changes in portfolio interest rate sensitivity limited to approximately plus or minus 20% index duration. Durations have typically been 3.5 to 6 years. Primary emphasis is on selecting undervalued sectors or issues. Includes separate accounts, pooled funds, or mutual funds managed by investment advisors, banks or insurance companies.

LIPPER ANALYTICAL SERVICES, INC.

Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "Intermediate Investment Grade Debt" category in advertising and sales literature.

LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX

Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues, which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX

Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of all the bonds issued by the Lehman Brothers
Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

LEHMAN BROTHERS AGGREGATE BOND INDEX

Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state- of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

MUNICIPAL FUNDS

In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

EQUITY FUNDS

In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value- oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

CORPORATE BOND FUNDS

In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making-based on intensive, diligent credit analysis-is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

GOVERNMENT FUNDS

In the government sector, as of December 31, 1998, Federated managed 9 mortgage backed, 5 government/agency and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.

MONEY MARKET FUNDS

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime and 23 municipal with assets approximating $41.6 billion, $22.8 billion and $12.5 billion, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield-
J. Thomas Madden; U.S. fixed income-William D. Dawson, III; and global equities and fixed income-Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

INSTITUTIONAL CLIENTS

Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

BANK MARKETING

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated Funds are available to consumers through major brokerage firms nationwide-we have over 2,200 broker/dealer and bank broker/dealer relationships across the country-supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Investment Ratings

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B-Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC-Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC-The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C-The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

AAA-Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

* Leading market positions in well-established industries;

* High rates of return on funds employed;

* Conservative capitalization structure with moderate reliance on debt and ample asset protection;

* Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

* Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-1 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1-(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

FEDERATED TOTAL RETURN BOND FUND

Institutional Shares

Institutional Service Shares

Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

INDEPENDENT AUDITORS

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116